UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2009

                        CITIGROUP ORION FUTURES FUND L.P.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   New York                        000-50271                  22-3644546
------------------            --------------------       --------------------
(State or other                 (Commission File           (IRS Employer
jurisdiction of                     Number)              Identification No.)
incorporation)

                        c/o Citigroup Managed Futures LLC
                   ------------------------------------------
                               55 East 59th Street
                       -----------------------------------
                               New York, NY 10022
                          ----------------------------
              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant's Certifying Accountant.

     (a) The contemplated change in the ownership structure of Citigroup Managed Futures LLC (the "General Partner"), the general partner of Citigroup Orion Futures Fund L.P. (the "Registrant"), as described in Item 8.01 below, will result in PricewaterhouseCoopers LLP ("PWC") not being independent as required by Securities and Exchange Commission and Commodity Futures Trading Commission rules. Therefore, on July 23, 2009, the Board of Directors of the General Partner dismissed PWC as the registered public accounting firm for the Registrant.

     The audit report of PWC on the Registrant's financial statements as of and for the most recent fiscal year (ending December 31, 2008) did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of PWC on the effectiveness of internal control over financial reporting as of December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's most recent fiscal year (ending December 31, 2008) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no disagreements between the Registrant and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such period. During the Registrant's most recent fiscal year (ended December 31, 2008) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

     The General Partner, on behalf of the Registrant, has provided PWC with a copy of the foregoing disclosures and has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of PWC's letter dated July 23, 2009 is filed as Exhibit 16.1 to this Form 8-K.

     KPMG LLC ("KPMG") previously served as the Registrant's registered public accounting firm until the Board of Directors of the General Partner, on behalf of the Registrant, dismissed KPMG as of June 26, 2008. The audit reports of KPMG on the Registrant's financial statements as of and for the fiscal years ending December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2006 and the effectiveness of internal control over financial reporting as of

December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's fiscal years ending December 31, 2007 and December 31, 2006 and during the period from January 1, 2008 through July 1, 2008, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such periods. During the Registrant's fiscal years ended December 31, 2007 and December 31, 2006 and during the period from January 1, 2008 through July 1, 2008, there were no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)). A copy of KPMG's letter dated June 26, 2008 acknowledging KPMG's agreement with these statements, which was filed as an exhibit to the Registrant's Form 8-K, filed July 1, 2008, is incorporated by reference as
Exhibit 16.2.

     (b) On July 23, 2009, the Board of Directors of the General Partner, on behalf of the Registrant, approved the engagement of Deloitte & Touche LLP ("Deloitte") as the independent registered public accounting firm for the Registrant. During the Registrant's two most recent fiscal years (ended December 31, 2008 and December 31, 2007) and the interim period prior to engaging Deloitte, neither the Registrant, the General Partner, nor anyone on their behalf consulted Deloitte, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01       Other Events.

     On June 1, 2009, Morgan Stanley ("Morgan Stanley") and Citigroup, Inc. ("Citigroup") entered into a joint venture that combined Morgan Stanley's Global Wealth Management Group and the Smith Barney division of Citigroup Global Markets Inc., the Registrant's commodity broker and a selling agent for the Registrant. The joint venture created Morgan Stanley Smith Barney Holdings LLC ("MSSB Holdings"). MSSB Holdings owns Morgan Stanley Smith Barney LLC ("MSSB"), a newly registered non-clearing futures commission merchant and a member of the National Futures Association. MSSB will act as an additional selling agent for the Registrant. In addition and subject to the receipt of the necessary governmental and third-party approvals, it is expected that on or about August 1, 2009, the General Partner will be transferred to MSSB Holdings. Following the transfer, MSSB Holdings, rather than Citigroup Global Markets Holdings Inc., will own the General Partner. Morgan Stanley and Citigroup will have indirect ownership interests in the General Partner of 51% and 49%, respectively.

     It is anticipated that General Partner will remain the general partner of the Registrant. The General Partner believes that the transfer will have no material impact on the operation of the Registrant or its limited partners.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description
-----------     -----------

16.1 Letter dated July 23, 2009 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding the disclosure contained in Item 4.01 of this report on Form 8-K.

16.2 Letter dated June 26, 2008 from KPMG LLP to the Securities and Exchange Commission is incorporated by reference to Exhibit 16.1 to the Registrant's Form 8-K, filed on July 1, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CITIGROUP ORION FUTURES FUND L.P.
                              By: Citigroup Managed Futures LLC, General Partner

                              By /s/ Jerry Pascucci
                                 ------------------------------------------
                                 Jerry Pascucci
                                 President and Director

                              By /s/ Jennifer Magro
                                 ------------------------------------------
                                 Jennifer Magro
                                 Chief Financial Officer and Director

Date: July 23, 2009